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                                                                   Exhibit 23(a)




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 2-19339, 33-26786, 33-38753, 33-54626 and
33-58299) and Form S-4/A (No. 33-51957) of Sensormatic Electronics Corporation of our report dated August 2, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Miami, Florida
September 28, 1999